UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 24, 2011
Carriage Services, Inc.
(Exact name of registrant as specified in is charter)

Delaware (State or other jurisdiction of incorporation)	1-11961 (Commission File Number)	76-0423828 (IRS Employer Identification No.)
3040 Post Oak Boulevard, Suite 300
Houston, Texas 77056
(Address, including zip code, of principal executive offices)
Registrant’s telephone number, including area code:
(713) 332-8400
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
     In the press release dated February 24, 2011 Carriage Services, Inc. (“the Company”) announced and commented on its financial results for its fiscal year ended December 31, 2010. A copy of the press release issued by the Company is attached hereto as Exhibit 99.1 and incorporated by this reference. The information being furnished under Item 9.01 Financial Statements and Exhibits, including the press release attached hereto as Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liabilities of that Section.
     The Company’s press release dated February 24, 2011 contains non-GAAP financial measures. Generally, a non-GAAP financial measure is a numerical measure of a company’s performance, financial position, or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with United States generally accepted accounting principles, or GAAP. Pursuant to the requirements of Regulation G, the Company has provided quantitative reconciliations within the press release of the non-GAAP financial measures to the most directly comparable GAAP financial measures.
ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS
     (b) Ronald A. Erickson informed the Board of Directors on February 24, 2011 that he will not stand for re-election as director of the Company for personal reasons. Mr. Erickson has been a director of the Company since 1996 and was currently serving as a member of the Audit and Corporate Governance Committees. His term expires on the date of the Company’s next annual shareholders meeting, May 17, 2011. Mr. Erickson’s decision to not stand for re-election was not due to a disagreement with the Company.

ITEM 8.01. OTHER EVENTS
     On February 24, 2011, the Company issued a News Release announcing, among other things, that the director, Ronald A. Erickson has informed the Company that that he will not stand for re-election to the Board of Directors. A copy of the News Release is attached to this Form 8-K as Exhibit 99.1.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.
     (d) Exhibits. The following exhibits are furnished as part of this current report on Form 8-K:

99.1	Press Release dated February 24, 2011.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, Carriage Services, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARRIAGE SERVICES, INC.
Dated: February 25, 2011	By:	/s/ Terry E. Sanford
Terry E. Sanford
Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit	Description
99.1	Press release dated February 24, 2011.